Income Taxes	12 Months Ended
Jul. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

Note 11. Income Taxes

There is no current or deferred income tax expense or benefit for the period ended July 31, 2015.

The provision for income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The items causing this difference for the periods ended July 31, 2015 and 2014 are as follows.

	July 31, 2015	July 31, 2014
Tax benefit at U.S. statutory rate	$762,537	$466,602
Less: amortization of discount on convertible notes	(172,357)	(380,452)
Less: stock based compensation	(49,000)	—
Less: valuation allowance	(541,180)	(86,150)
Net tax benefit	$—	$—

As of July 31, 2015, the Company has net operating loss carryforwards of approximately $4,142,000 which begin to expire in 2022.  The use of our net operating loss carryforwards may be limited due to the change in control of the Company.